UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02071

Exact name of registrant as specified in charter:
Delaware Group® Income Funds

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code: (800) 523-1918

Date of fiscal year end: October 31

Date of reporting period: October 31, 2009

Item 1. Reports to Stockholders

Annual report Delaware Core Bond Fund October 31, 2009 Fixed income mutual fund

This annual report is for the information of Delaware Core Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Core Bond Fund.

The figures in the annual report for Delaware Core Bond Fund represent past results, which are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Core Bond Fund prospectus contains this and other important information about the investment company. Prospectuses for all open-end funds in the Delaware Investments® Family of Funds are available from your financial advisor, online at www.delawareinvestments.com, or by phone at 800 523-1918. Please read the prospectus carefully before you invest or send money.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit www.delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Core Bond Fund at www.delawareinvestments.com.

Manage your investments online
24-hour access to your account information Obtain share prices Check your account balance and recent transactions Request statements or literature Make purchases and redemptions

Contact information

Investment manager
Delaware Management Company, a series of Delaware Management Business Trust

National distributor
Delaware Distributors, L.P.

Financial intermediary wholesaler
Lincoln Financial Distributors, L.P.

Shareholder servicing, dividend disbursing, and transfer agent
Delaware Service Company, Inc.

Mailing address
2005 Market Street
Philadelphia, PA 19103-7094

Shareholder assistance by phone
800 523-1918, weekdays from 8 a.m. to 7 p.m. Eastern time

For securities dealers and financial institutions representatives only
800 362-7500

Table of contents

Portfolio management review	1
Performance summary	4
Disclosure of Fund expenses	7
Security type and credit quality breakdown	9
Statement of net assets	11
Statement of operations	22
Statements of changes in net assets	23
Financial highlights	24
Notes to financial statements	29
Report of independent registered public accounting firm	43
Other Fund information	44
Board of trustees/directors and officers addendum	48
About the organization	54

Views expressed herein are current as of Nov. 10, 2009, and are subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries. Lincoln Financial Group is the marketing name for Lincoln National Corporation and its affiliates.

© 2009 Delaware Distributors, L.P.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review
Delaware Core Bond Fund	Nov. 10, 2009

Performance preview (for the period ended Oct. 31 2009)
Delaware Core Bond Fund (Class A shares)	1-year return	18.29%
Barclays Capital U.S. Aggregate Index (benchmark)	1-year return	13.79%
Barclays Capital Intermediate Government/Credit Index*	1-year return	12.03%

For complete, annualized performance for Delaware Core Bond Fund, please see the table on page 4.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
*Benchmark for predecessor Fund. Please see note on bottom of page 4 for additional information

Delaware Core Bond Fund returned +18.29% at net asset value and +12.97% at maximum offer price (both figures represent Class A shares with distributions reinvested) for the fiscal year ended Oct. 31, 2009. For the same period, the Barclays Capital U.S. Aggregate Index (formerly the Lehman Brothers U.S. Aggregate Index) returned +13.79%. Complete annualized performance for Delaware Core Bond Fund is shown in the table on page 4.

The fiscal year was a study in contrasts. During the first few months, the financial markets featured the worst conditions that the portfolio management team has ever witnessed. The months afterward offered what the team viewed as some of the most attractive fixed income opportunities in decades.

Just prior to the start of the fiscal period, financial markets were jolted by the bankruptcy of storied Wall Street investment bank Lehman Brothers. This event, followed soon after by the near-bankruptcy (and ultimate federal bailout) of insurance giant American International Group (AIG), sent the financial markets into a near panic.

Within this context, investor risk aversion was at record levels as the period began, and fixed income investors fled almost uniformly to the relative safety of government securities.

  The fiscal year was largely a story in two parts: It featured some of the worst conditions the portfolio management team has ever witnessed followed by what the team viewed as some of the most attractive fixed income opportunities in decades.

  The Fund’s relatively conservative investment mandate generally helped in mitigating losses during the first months of the fiscal period.

  Starting at the second quarter of 2009, the market’s broad-based, deep pessimism shifted to a more optimistic outlook. We believe the Fund was well positioned for the shift, and as a result, the Fund’s strong returns beginning at that time help to explain its outperformance of its benchmark for the complete fiscal period.

Data for this portfolio management review were provided by Bloomberg unless otherwise noted.	1

Portfolio management review
Delaware Core Bond Fund

The Fund’s relatively conservative investment mandate — the fact that it does not typically invest in riskier areas of the fixed income market like high yield bond or emerging market credits — generally helped in mitigating losses during the first months of the fiscal period. However, it should be noted that its investment mandate also prevented the Fund from fully participating in the extraordinary returns generated from these asset classes during the latter months of the period.

During the early months of the fiscal year, the Fund’s underweight position versus its benchmark in Treasurys and agency notes hurt its performance because these securities benefited from investors’ aversion to risky securities. For similar reasons, Fund exposure to nonagency mortgage-backed securities (MBS) — those that are not backed by the government — also hurt Fund performance, as these securities are generally considered riskier than agency-backed MBS. We decreased Fund exposure to nonagency MBS heading into 2009.

The Fund’s emphasis on higher-quality and liquid investment grade corporate bonds contributed to its relative performance at that time because these bonds tended to outperform other, riskier corporate bonds when the credit markets were at or near their lowest point. Corporate bonds, however (and particularly lower-rated corporate bonds), were not immune from the difficult investment climate.

Starting at the second quarter of 2009, the market’s broad-based, deep pessimism shifted to a more optimistic outlook and many investors rediscovered their appetite for risk. The bond market appeared to anticipate better times ahead as prices rose dramatically on all risk assets. (Source: Bloomberg.) We believe the Fund was well positioned for the shift in investor sentiment, and as a result, the Fund’s strong returns beginning at that time help to explain its outperformance of its benchmark for the complete fiscal period.

 Specifically, the Fund’s overweight allocation versus the benchmark to investment grade corporate bonds added to the Fund’s results both on an absolute basis and versus the benchmark. Corporate bonds were among the asset classes most affected by the credit crisis, as yields (which move in the opposite direction as prices) ballooned. However, as credit conditions eased, investment grade corporate bonds experienced a massive and sustained rally. Within the Fund, security selection was a significant positive across many industries including banking, basic industry, communications, consumer (both cyclicals and noncyclicals), and technology.

The Fund’s underweight position in traditionally conservative agency MBS also contributed to its performance because returns on agency (government-backed) MBS significantly trailed that of corporate bonds as well as nonagency MBS. The Fund’s significant positions in nonagency MBS, as well as asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) added to Fund performance.

Our bias toward the higher-quality part of the ABS and CMBS sectors, however, offset Fund returns because market returns were progressively stronger within the lower-quality categories.

Performance summary
Delaware Core Bond Fund	Nov. 10, 2009

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Core Bond Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds can lose their value as interest rates rise, and an investor can lose principal.

Fund performance	Average annual total returns through Oct. 31, 2009
	1 year	5 years	10 years	Lifetime
Class A (Est. March 12, 1996)
Excluding sales charge	+18.29%	+5.05%	+6.06%	+5.87%
Including sales charge	+12.97%	+4.08%	+5.57%	+5.51%
Class C (Est. Sept. 30, 2009)
Excluding sales charge	n/a	n/a	n/a	0.86%
Including sales charge	n/a	n/a	n/a	n/a
Class R (Est. Sept. 30, 2009)
Excluding sales charge	n/a	n/a	n/a	0.90%
Including sales charge	n/a	n/a	n/a	n/a
Institutional Class (Est. Sept. 30, 2009)
Excluding sales charge	n/a	n/a	n/a	+0.96%
Including sales charge	n/a	n/a	n/a	n/a

Delaware Core Bond Fund is the successor to The Intermediate Fixed Income Portfolio of the Delaware Pooled® Trust pursuant to the reorganization (Reorganization) of The Intermediate Fixed Income Portfolio into the Fund. Prior to the Reorganization, the Fund had no investment operations. Accordingly, the performance information shown above and on page 6 is historical information for The Intermediate Fixed Income Portfolio. The Intermediate Fixed Income Portfolio had the same investment objective and a similar investment strategy as the Fund, and was managed by the same portfolio managers. Because the Fund’s fees and expenses are higher than those of The Intermediate Fixed Income Portfolio, the Fund’s performance would have been lower than that shown above for The Intermediate Fixed Income Portfolio.

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Expense limitations were in effect for all classes during the periods shown in the Fund performance chart and in the “Performance of a $10,000 investment” chart. The current expenses for each class are listed on the “Fund expenses” chart. (Note that all charts and graphs referred to in the “Performance summary” section of this report are found on pages 4 through 6.) Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, C, R, and Institutional Class shares.

Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.30% of average daily net assets. This fee has been contractually limited to 0.25% of average daily net assets from Aug. 26, 2009, through Nov. 30, 2010.

Class C shares were first sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Class R shares were first made available Sept. 30, 2009, and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, which has been limited contractually to 0.50% from Aug. 26, 2009, through Nov. 30, 2010.

Institutional Class shares were first made available Sept. 30, 2009, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

Securities in the lowest of the rating categories considered to be investment grade (that is, Baa or BBB) have some speculative characteristics.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Investments has agreed to reimburse certain expenses and/or waive certain fees from Aug. 26, 2009, through Nov. 30, 2010. Please see the most recent prospectus for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses	2.52%	3.22%	2.82%	2.22%
(without fee waivers)
Net expenses	0.90%	1.65%	1.15%	0.65%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual

Performance summary

Performance of a $10,000 investment

Average annual total returns from Oct. 31, 1999, through Oct. 31, 2009

For period beginning Oct. 31, 1999, through Oct. 31, 2009	Starting value	Ending value
Barclays Capital U.S. Aggregate Index	$10,000	$18,436
Barclays Capital Intermediate Government/Credit Index	$10,000	$17,767
Delaware Core Bond Fund — Class A shares	$9,550	$17,237

The chart assumes $10,000 invested in the Fund on Oct. 31, 1999, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summary” section of this report, which includes pages 4 through 6.

The chart also assumes $10,000 invested in the Barclays Capital U.S. Aggregate Index and the Barclays Capital Intermediate Government/Credit Index, as of Oct. 31, 1999.

The Barclays Capital U.S. Aggregate Index is a broad composite of more than 8,500 securities that tracks the investment grade domestic bond market. The Barclays Capital Intermediate Government/Credit Index is composed of investment grade corporate and U.S. government debt securities with maturities from 1 to 10 years.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

The “Fund performance” chart and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares.

	Nasdaq symbols	CUSIPs
Class A	DPFIX	245908710
Class C	DCBCX	245908694
Class R	DEBRX	245908686
Institutional Class	DCBIX	245908678

Disclosure of Fund expenses
For the period May 1, 2009 to October 31, 2009

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 to October 31, 2009.

Actual expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Disclosure of Fund expenses
For the period May 1, 2009 to October 31, 2009

Delaware Core Bond Fund
Expense analysis of an investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	5/1/09 to
	5/1/09	10/31/09*	Ratios	10/31/09**
Actual Fund return
Class A	$1,000.00	$1,111.80	0.72%	$3.83
Class C	1,000.00	1,008.60	1.65%	1.45
Class R	1,000.00	1,009.00	1.15%	1.01
Institutional Class	1,000.00	1,009.60	0.65%	0.57
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.58	0.72%	$3.67
Class C	1,000.00	1,002.94	1.65%	1.45
Class R	1,000.00	1,003.38	1.15%	1.01
Institutional Class	1,000.00	1,003.81	0.65%	0.57

*	Class C, Class R and Institutional Class commenced operations on September 30, 2009. The ending account value uses the performance since inception and is not annualized.

**

“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). For Class C, Class R and Institutional Class, the “Expenses Paid During Period” for the Actual Fund return are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 32/365 (to reflect actual since inception).

Security type and credit quality breakdown
Delaware Core Bond Fund	As of October 31, 2009

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type	Percentage of net assets
Agency Asset-Backed Securities	0.46%
Agency Collateralized Mortgage Obligations	4.65%
Agency Mortgage-Backed Securities	18.09%
Agency Obligation	2.68%
Commercial Mortgage-Backed Securities	8.31%
Corporate Bonds	32.22%
Banking	7.37%
Basic Industry	1.87%
Brokerage	2.29%
Capital Goods	1.24%
Communications	4.32%
Consumer Cyclical	1.63%
Consumer Non-Cyclical	3.02%
Electric	1.38%
Energy	4.21%
Financials	2.34%
Insurance	0.84%
Natural Gas	1.00%
Real Estate	0.44%
Technology	0.18%
Transportation	0.09%
Foreign Agencies	1.94%
Municipal Bond	0.80%
Non-Agency Asset-Backed Securities	3.46%
Non-Agency Collateralized Mortgage Obligation	1.40%
Sovereign Agency	0.57%
Supranational Bank	0.08%
U.S. Treasury Obligations	21.23%
Preferred Stock	0.71%
Discount Note	27.20%
Total Value of Securities	123.80%
Liabilities Net of Receivables and Other Assets	(23.80%)
Total Net Assets	100.00%

Security type and credit quality breakdown
Delaware Core Bond Fund	As of October 31, 2009

Credit Quality Breakdown (as a % of fixed income investments)*	Percentage of net assets
AAA	65.78%
AA	4.77%
A	11.60%
BBB	17.85%
Total	100.00%

* Bond ratings are determined by independent, nationally recognized statistical rating organizations.

Statement of net assets
Delaware Core Bond Fund	October 31, 2009

	Principal amount (U.S. $)	Value (U.S.$)
Agency Asset-Backed Securities – 0.46%
Fannie Mae Grantor Trust
Series 2003-T4 2A5 5.407% 9/26/33	$11,891	$10,923
Fannie Mae Whole Loan
Series 2001-W2 AS5 6.473% 10/25/31	15,718	15,770
•Series 2002-W11 AV1 0.584% 11/25/32	2,469	2,434
Total Agency Asset-Backed Securities (cost $29,942)		29,127

Agency Collateralized Mortgage Obligations – 4.65%
Fannie Mae REMIC
Series 2004-49 EB 5.00% 7/25/24	65,000	68,218
Fannie Mae Whole Loan
Series 2003-W15 2A7 5.55% 8/25/43	28,139	29,968
Freddie Mac REMIC
Series 2326 ZQ 6.50% 6/15/31	58,777	63,859
Series 3027 DE 5.00% 9/15/25	60,000	62,812
• GNMA Series 2003-78 B 5.11% 10/16/27	40,000	42,269
• Vendee Mortgage Trust
Series 2000-1 1A 6.81% 1/15/30	26,185	27,903
Total Agency Collateralized Mortgage
Obligations (cost $287,356)		295,029

Agency Mortgage-Backed Securities – 18.09%
Fannie Mae
8.50% 9/20/10	380	397
• Fannie Mae ARM
3.416% 8/1/34	32,861	33,754
3.949% 12/1/33	21,263	21,963
Fannie Mae FHAVA
11.00% 12/1/15	310	319
Fannie Mae Relocation 30 yr
5.00% 1/1/34	4,305	4,437
Fannie Mae S.F. 15 yr
8.00% 10/1/14	1,168	1,217
8.50% 2/1/10	100	101
Fannie Mae S.F. 30 yr
5.00% 12/1/37	8,714	9,047
5.00% 1/1/38	15,360	15,947
5.00% 2/1/38	7,772	8,069
7.50% 12/1/32	7,693	8,689
8.50% 5/1/11	59	60
9.50% 4/1/18	1,251	1,427

Statement of net assets
Delaware Core Bond Fund

Principal amount (U.S. $)		Value (U.S.$)
Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr TBA
4.50% 11/1/39	$170,000	$172,072
5.00% 11/1/39	250,000	259,140
5.50% 11/1/38	210,000	221,024
6.50% 11/1/39	190,000	203,953
• Freddie Mac ARM
3.503% 4/1/33	6,430	6,508
4.902% 4/1/34	4,805	4,959
5.682% 7/1/36	15,743	16,575
Freddie Mac Relocation 15 yr
3.50% 10/1/18	4,140	4,044
Freddie Mac S.F. 15 yr
5.00% 4/1/20	21,392	22,839
8.50% 10/1/15	108	115
Freddie Mac S.F. 30 yr TBA
6.00% 11/1/39	120,000	127,500
GNMA I S.F. 15 yr
7.50% 4/15/13	1,050	1,056
8.50% 8/15/10	258	260
GNMA I S.F. 30 yr
7.50% 2/15/32	3,447	3,917
Total Agency Mortgage-Backed
Securities (cost $1,139,590)		1,149,389

Agency Obligation – 2.68%
Federal Home Loan Mortgage
3.75% 3/27/19	170,000	170,429
Total Agency Obligation (cost $167,209)		170,429

Commercial Mortgage-Backed Securities – 8.31%
Bank of America Commercial Mortgage Securities
Series 2005-1 A3 4.877% 11/10/42	49,616	49,570
•Series 2007-4 AM 5.811% 2/10/51	10,000	7,789
Bear Stearns Commercial Mortgage Securities
Series 2005-PW10 A1 5.085% 12/11/40	25,696	26,072
•Series 2005-T20 A4A 5.15% 10/12/42	25,000	25,296
Series 2007-PW15 A4 5.331% 2/11/44	25,000	22,787
◊ Commercial Mortgage Pass Through Certificates
Series 2005-C6 A5A 5.116% 6/10/44	20,000	19,820
•# Credit Suisse First Boston Mortgage Securities
Series 2001-SPGA A2 144A 6.515% 8/13/18	65,000	63,343

	Principal amount (U.S. $)	Value (U.S.$)
Commercial Mortgage-Backed Securities (continued)
• Credit Suisse Mortgage Capital Certificates
Series 2006-C1 AAB 5.548% 2/15/39	$20,000	$20,709
• General Electric Capital Commercial Mortgage
Series 2005-C4 A2 5.305% 11/10/45	25,000	25,363
Goldman Sachs Mortgage Securities II
•Series 2004-GG2 A6 5.396% 8/10/38	20,000	19,191
Series 2005-GG4 A4 4.761% 7/10/39	35,000	32,546
Series 2005-GG4 A4A 4.751% 7/10/39	15,000	14,806
•Series 2006-GG6 A4 5.553% 4/10/38	20,000	18,795
•@#Series 2006-RR3 A1S 144A 5.66% 7/18/56	100,000	27,000
•Series 2007-GG10 A4 5.805% 8/10/45	20,000	16,789
JPMorgan Chase Commercial Mortgage Securities
•Series 2005-LDP5 A4 5.179% 12/15/44	25,000	25,103
Series 2006-LDP9 A2 5.134% 5/15/47	40,000	38,357
Morgan Stanley Capital I
Series 2005-HQ6 A4A 4.989% 8/13/42	35,000	34,713
•Series 2007-T27 A4 5.65% 6/11/42	40,000	39,584
Total Commercial Mortgage-Backed
Securities (cost $573,726)		527,633

Corporate Bonds – 32.22%
Banking – 7.37%
Bank of America
5.125% 11/15/14	30,000	31,116
5.75% 12/1/17	20,000	20,369
7.375% 5/15/14	20,000	22,415
BB&T 5.25% 11/1/19	31,000	30,259
Capital One Financial 7.375% 5/23/14	25,000	28,402
Citigroup 6.375% 8/12/14	75,000	79,647
# Commonwealth Bank of Australia 144A 5.00% 10/15/19	10,000	10,064
Credit Suisse New York 6.00% 2/15/18	40,000	42,221
JPMorgan Chase
5.75% 1/2/13	25,000	26,934
6.30% 4/23/19	20,000	21,990
JPMorgan Chase Capital XXII 6.45% 2/2/37	10,000	9,219
PNC Funding 5.25% 11/15/15	15,000	15,393
U.S. Bank North America 6.375% 8/1/11	55,000	59,400
Wachovia
5.25% 8/1/14	15,000	15,609
5.625% 10/15/16	40,000	41,100

Statement of net assets
Delaware Core Bond Fund

	Principal amount (U.S. $)	Value (U.S.$)
Corporate Bonds (continued)
Banking (continued)
• Wells Fargo Capital XIII 7.70% 12/29/49	$15,000	$14,025
		468,163
Basic Industry – 1.87%
ArcelorMittal
6.125% 6/1/18	15,000	14,840
9.85% 6/1/19	20,000	23,609
Cytec Industries 8.95% 7/1/17	5,000	5,861
Dow Chemical 8.55% 5/15/19	30,000	34,306
Lubrizol 8.875% 2/1/19	25,000	31,221
Reliance Steel & Aluminum 6.85% 11/15/36	10,000	8,920
		118,757
Brokerage – 2.29%
Goldman Sachs Group
5.25% 10/15/13	20,000	21,417
5.95% 1/18/18	15,000	15,831
Jefferies Group
5.875% 6/8/14	10,000	10,309
6.45% 6/8/27	10,000	8,478
Lazard Group
6.85% 6/15/17	15,000	15,208
7.125% 5/15/15	5,000	5,139
Morgan Stanley 5.30% 3/1/13	65,000	68,808
		145,190
Capital Goods – 1.24%
Allied Waste North America
6.125% 2/15/14	5,000	5,132
6.875% 6/1/17	10,000	10,616
7.125% 5/15/16	15,000	15,958
Tyco International Finance 8.50% 1/15/19	30,000	36,650
Waste Management 7.375% 8/1/10	10,000	10,441
		78,797
Communications – 4.32%
# American Tower 144A 4.625% 4/1/15	10,000	10,131
AT&T Wireless 8.125% 5/1/12	31,000	35,441
Comcast 4.95% 6/15/16	20,000	20,524
# COX Communications 144A
5.875% 12/1/16	20,000	20,864
8.375% 3/1/39	5,000	6,013

		Principal amount (U.S. $)	Value (U.S.$)
Corporate Bonds (continued)
Communications (continued)
	Deutsche Telekom International Finance
	5.25% 7/22/13	$10,000	$10,707
	8.50% 6/15/10	5,000	5,224
	DIRECTV Holdings/Finance 7.625% 5/15/16	20,000	21,728
	Telecom Italia Capital
	5.25% 10/1/15	40,000	41,509
	7.175% 6/18/19	10,000	11,106
	Time Warner Cable 8.25% 2/14/14	5,000	5,870
#	Vivendi 144A
	5.75% 4/4/13	30,000	32,002
	6.625% 4/4/18	5,000	5,421
	Vodafone Group
	5.00% 9/15/15	15,000	15,886
	5.375% 1/30/15	25,000	26,860
	5.45% 6/10/19	5,000	5,253
			274,539
Consumer Cyclical – 1.63%
	CVS Caremark 6.125% 9/15/39	10,000	10,137
◊#	CVS Pass Through Trust 144A 8.353% 7/10/31	29,878	34,018
	Darden Restaurants
	6.20% 10/15/17	15,000	15,866
	6.80% 10/15/37	10,000	10,351
	Nordstrom 6.75% 6/1/14	20,000	22,309
	Target 6.35% 1/15/11	10,000	10,590
			103,271
Consumer Non-Cyclical – 3.02%
#	Anheuser-Busch InBev Worldwide 144A
	5.375% 1/15/20	15,000	15,279
	7.20% 1/15/14	25,000	28,190
	Beckman Coulter
	6.00% 6/1/15	15,000	16,548
	7.00% 6/1/19	10,000	11,494
#	CareFusion 144A 6.375% 8/1/19	20,000	21,609
	Delhaize Group 5.875% 2/1/14	5,000	5,389
	Hospira 6.40% 5/15/15	30,000	33,378
	Medco Health Solutions 7.125% 3/15/18	20,000	22,677

Statement of net assets
Delaware Core Bond Fund

	Principal amount (U.S. $)	Value (U.S.$)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
Quest Diagnostics
5.45% 11/1/15	$30,000	$31,746
6.40% 7/1/17	5,000	5,484
		191,794
Electric – 1.38%
Duke Energy 5.05% 9/15/19	10,000	10,102
Illinois Power 9.75% 11/15/18	45,000	56,392
Indiana Michigan Power 7.00% 3/15/19	10,000	11,307
Pennsylvania Electric 5.20% 4/1/20	10,000	10,066
		87,867
Energy – 4.21%
Enbridge Energy Partners 9.875% 3/1/19	15,000	18,959
Energy Transfer Partners 9.70% 3/15/19	20,000	24,804
# Midcontinent Express Pipeline 144A 6.70% 9/15/19	10,000	10,132
Nexen 7.50% 7/30/39	25,000	27,696
Noble Energy 8.25% 3/1/19	15,000	18,019
Plains All American Pipeline 5.75% 1/15/20	25,000	25,748
Pride International 8.50% 6/15/19	10,000	11,225
# Ras Laffan Liquefied Natural Gas III
144A 5.832% 9/30/16	90,000	95,538
Sempra Energy 6.00% 10/15/39	15,000	15,081
• TransCanada Pipelines 6.35% 5/15/67	15,000	13,982
Weatherford International 9.625% 3/1/19	5,000	6,200
		267,384
Financials – 2.34%
Capital One Capital V 10.25% 8/15/39	30,000	34,325
General Electric Capital 6.00% 8/7/19	70,000	73,712
International Lease Finance
5.35% 3/1/12	12,000	9,844
5.625% 9/20/13	15,000	11,404
6.625% 11/15/13	25,000	19,306
		148,591
Insurance – 0.84%
UnitedHealth Group 5.50% 11/15/12	30,000	31,882
WellPoint
5.875% 6/15/17	10,000	10,572
6.00% 2/15/14	10,000	10,834
		53,288

	Principal amount (U.S. $)	Value (U.S.$)
Corporate Bonds (continued)
Natural Gas – 1.00%
Enterprise Products Operating
6.375% 2/1/13	$12,000	$13,019
7.50% 2/1/11	15,000	15,945
9.75% 1/31/14	5,000	6,038
Kinder Morgan Energy Partners
6.85% 2/15/20	15,000	16,642
9.00% 2/1/19	10,000	12,211
		63,855
Real Estate – 0.44%
ProLogis 7.375% 10/30/19	15,000	15,074
Regency Centers 5.875% 6/15/17	14,000	13,207
		28,281
Technology – 0.18%
Xerox 8.25% 5/15/14	10,000	11,533
		11,533
Transportation – 0.09%
CSX 6.25% 3/15/18	5,000	5,460
		5,460
Total Corporate Bonds (cost $1,932,141)		2,046,770

Foreign Agencies – 1.94%Δ
Cayman Islands – 0.24%
Petrobras International Finance
5.75% 1/20/20	10,000	10,020
6.875% 1/20/40	5,000	5,020
		15,040
Germany – 1.46%
KFW
2.25% 4/16/12	65,000	66,380
4.875% 6/17/19	15,000	16,330
Rentenbank
1.875% 9/24/12	10,000	10,039
		92,749

Statement of net assets
Delaware Core Bond Fund

	Principal amount (U.S. $)	Value (U.S.$)
Foreign Agencies (continued)
Republic of Korea – 0.24%
Korea Development Bank 5.30% 1/17/13	$15,000	$15,562
		15,562

Total Foreign Agencies (cost $121,719)		123,351

Municipal Bond – 0.80%
California State 7.30% 10/1/39	50,000	50,712
Total Municipal Bond (cost $50,411)		50,712

Non-Agency Asset-Backed Securities – 3.46%
#• AH Mortgage Advance Trust
Series 2009-ADV3 A1 144A 2.194% 10/6/21	10,000	10,000
• Bank of America Credit Card Trust
Series 2008-A5 A5 1.445% 12/16/13	25,000	25,207
Capital Auto Receivables Asset Trust
Series 2007-3 A3A 5.02% 9/15/11	5,049	5,137
Caterpillar Financial Asset Trust
Series 2008-A A3 4.94% 4/25/14	20,000	20,431
Chase Issuance Trust
Series 2005-A7 A7 4.55% 3/15/13	15,000	15,642
CNH Equipment Trust
•Series 2007-A A4 0.285% 9/17/12	8,234	8,181
•Series 2007-B A3B 0.845% 10/17/11	9,127	9,128
Series 2008-A A3 4.12% 5/15/12	4,106	4,161
Series 2008-A A4A 4.93% 8/15/14	10,000	10,381
Series 2008-B A3A 4.78% 7/16/12	10,000	10,197
• MBNA Credit Card Master Note Trust
Series 2003-A8 A8 0.435% 12/17/12	20,000	19,943
• Merrill Auto Trust Securitization
Series 2007-1 A4 0.305% 12/15/13	5,000	4,932
Mid-State Trust
Series 11 A1 4.864% 7/15/38	28,023	25,454
#Series 2006-1 A 144A 5.787% 10/15/40	28,186	28,601
# Silverleaf Finance
Series 2005-A A 144A 4.857% 11/15/16	5,152	4,990
• World Omni Auto Receivables Trust
Series 2007-B A3B 0.635% 1/17/12	17,655	17,657
Total Non-Agency Asset-Backed
Securities (cost $215,363)		220,042

	Principal amount (U.S. $)	Value (U.S.$)
Non-Agency Collateralized Mortgage Obligation – 1.40%
Deutsche Alternative Securities Loan Trust
Series 2003-4XS A6A 4.82% 10/25/33	$97,545	$89,019
Total Non-Agency Collateralized Mortgage
Obligation (cost $95,335)		89,019

Sovereign Agency – 0.57%Δ
Canada – 0.57%
Export Development Canada 3.125% 4/24/14	35,000	36,004
Total Sovereign Agency (cost $35,353)		36,004

Supranational Bank – 0.08%
European Investment Bank 3.125% 6/4/14	5,000	5,131
Total Supranational Bank (cost $4,980)		5,131

U.S. Treasury Obligations – 21.23%
U.S. Treasury Bond 4.25% 5/15/39	25,000	25,066
U.S. Treasury Notes
1.00% 10/31/11	65,000	65,143
1.375% 10/15/12	310,000	309,782
2.375% 9/30/14	5,000	5,021
2.375% 10/31/14	535,000	536,549
3.625% 8/15/19	399,000	406,793
Total U.S. Treasury Obligations (cost $1,338,173)		1,348,354

	Number of shares
Preferred Stock – 0.71%
• PNC Financial Services Group 8.25%	45,000	45,155
Total Preferred Stock (cost $38,493)		45,155

	Principal amount (U.S. $)
≠Discount Note – 27.20%
Federal Home Loan Bank 0.02% 11/2/09	$1,728,004	1,728,003
Total Discount Note (cost $1,728,003)		1,728,003
Total Value of Securities – 123.80%
(cost $7,757,794)		7,864,148
Liabilities Net of Receivables and Other Assets – (23.80%)‡		(1,511,675)
Net Assets Applicable to 612,687
Shares Outstanding – 100.00%		$6,352,473

Statement of net assets
Delaware Core Bond Fund

Net Asset Value – Delaware Core Bond Fund
Class A ($6,346,358 / 612,097 Shares)	$10.37
Net Asset Value – Delaware Core Bond Fund
Class C ($2,037 / 196.4 Shares)	$10.37
Net Asset Value – Delaware Core Bond Fund
Class R ($2,038 / 196.6 Shares)	$10.37
Net Asset Value – Delaware Core Bond Fund
Institutional Class ($2,040 / 196.7 Shares)	$10.37

Components of Net Assets at October 31, 2009:
Shares of beneficial interest
(unlimited authorization - no par)	$6,643,920
Undistributed net investment income	9,166
Accumulated net realized loss on investments	(406,967)
Net unrealized appreciation of investments	106,354
Total net assets	$6,352,473

•	Variable rate security. The rate shown is the rate as of October 31, 2009.
◊	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2009, the aggregate amount of Rule 144A securities was $423,195, which represented 6.66% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
@	Illiquid security. At October 31, 2009, the aggregate amount of illiquid securities was $27,000, which represented 0.43% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
≠	The rate shown is the effective yield at the time of purchase.
Δ	Securities have been classified by country of origin.
‡	Of this amount, $1,643,320 represents payable for securities purchased as of October 31, 2009.

Summary of abbreviations:
ARM – Adjustable Rate Mortgage
FHAVA – Federal Housing Administration & Veterans Administration
GNMA – Government National Mortgage Association
REMIC – Real Estate Mortgage Investment Conduit
S.F. – Single Family
TBA – To be announced
yr – Year

Net Asset Value and Offering Price Per Share –
Delaware Core Bond Fund
Net asset value Class A (A)	$10.37
Sales charge (4.50% of offering price) (B)	0.49
Offering price	$10.86

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchase of $100,000 or more.

See accompanying notes

Statement of operations
Delaware Core Bond Fund	Year ended October 31, 2009

Investment Income:
Interest	$343,268
Dividends	5,930
Securities lending income	1,792	$350,990

Expenses:
Management fees	28,311
Registration fees	20,798
Audit and tax	13,316
Pricing fees	10,594
Reports and statements to shareholders	4,763
Dividend disbursing and transfer agent fees and expenses	3,968
Accounting and administration expenses	2,776
Custodian fees	1,898
Distribution expenses - Class A	1,656
Distribution expenses - Class C	2
Distribution expenses - Class R	1
Legal fees	3,382
Trustees’ fees	479
Insurance fees	192
Consulting fees	110
Dues and services	37
Trustees’ expenses	37	92,320
Less fees waived		(59,577)
Less waived distribution expenses - Class A		(276)
Total operating expenses		32,467
Net Investment Income		318,523

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments		279,025
Futures contracts		1,285
Written options		(64,814)
Swap contracts		(5,145)
Net realized gain		210,351
Net change in unrealized appreciation/depreciation of investments		641,103
Net Realized and Unrealized Gain on Investments		851,454

Net Increase in Net Assets Resulting from Operations		$1,169,977

See accompanying notes

Statements of changes in net assets
Delaware Core Bond Fund

	Year Ended
	10/31/09	10/31/08
Increase (Decrease) in Net Assets from Operations:
Net investment income	$318,523	$364,424
Net realized gain on investments	210,351	157,470
Net change in unrealized appreciation/depreciation
of investments	641,103	(539,825)
Net increase (decrease) in net assets resulting from operations	1,169,977	(17,931)

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(337,265)	(393,379)
Class C	(6)	-
Class R	(6)	-
Institutional Class	(7)	-
	(337,284)	(393,379)

Capital Share Transactions*:
Proceeds from shares sold:
Class A	153,596	144,850
Class C	2,022	-
Class R	2,022	-
Institutional Class	2,022	-

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	300,080	347,507
Class C	4	-
Class R	5	-
Institutional Class	6	-
	459,757	492,357
Cost of shares repurchased:
Class A	(1,697,319)	(7,114,923)
Decrease in net assets derived from capital share transactions	(1,237,562)	(6,622,566)
Net Decrease in Net Assets	(404,869)	(7,033,876)

Net Assets:
Beginning of year	6,757,342	13,791,218
End of year (including undistributed net investment
income of $9,166 and $8,315, respectively)	$6,352,473	$6,757,342

*See “Notes to financial statements.”

See accompanying notes

Financial highlights
Delaware Core Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees
waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] Effective September 30, 2009, the Fund received all of the assets and liabilities of the Delaware Pooled® Trust – The Intermediate Fixed Income Portfolio (Portfolio). The Class A shares financial highlights for the periods prior to September 30, 2009 reflect the performance of the Institutional Class shares of the Portfolio. Fees paid by Portfolio were less than Class A share fees, and performance would have been lower if Class A fees were paid. See Note 2 in “Notes to financial statements.”

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value, and does not reflect the impact of a sales charge. Total investment return reflects waivers by the manager and distributor, as applicable. Performance would have been lower had the waivers not been in effect.

[3] Ratio for the year ended October 31, 2006, including fees paid indirectly in accordance with Securities and Exchange Commission rules, was 0.44%.

See accompanying notes

Year Ended
10/31/09[1]	10/31/08[1]	10/31/07[1]	10/31/06[1]	10/31/05[1]
$9.200	$9.880	$9.940	$9.960	$10.310

0.445	0.460	0.457	0.427	0.382
1.195	(0.643)	(0.014)	0.025	(0.283)
1.640	(0.183)	0.443	0.452	0.099

(0.470)	(0.497)	(0.503)	(0.472)	(0.449)
(0.470)	(0.497)	(0.503)	(0.472)	(0.449)

$10.370	$9.200	$9.880	$9.940	$9.960

18.29%	(2.07% )	4.68%	4.68%	0.97%

$6,346	$6,757	$13,791	$28,795	$15,786
0.70%	0.39%	0.39%	0.43%[3]	0.44%

1.60%	1.12%	0.66%	0.67%	0.68%
4.35%	4.66%	4.61%	4.38%	3.76%

3.45%	3.93%	4.33%	4.14%	3.52%
346%	391%	251%	342%	212%

Financial highlights
Delaware Core Bond Fund Class C

Selected data for each share of the Fund outstanding throughout the period were as follows:

	9/30/09[1] to 10/31/09
Net asset value, beginning of period	$10.310

Income from investment operations:
Net investment income	0.030
Net realized and unrealized gain on investments	0.059
Total from investment operations	0.089

Less dividends and distributions from:
Net investment income	(0.029)
Total dividends and distributions	(0.029)

Net asset value, end of period	$10.370

Total return[2]	0.86%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2
Ratio of expenses to average net assets	1.65%
Ratio of expenses to average net assets prior to fees
waived and expense paid indirectly	5.32%
Ratio of net investment income to average net assets	3.33%
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(0.34%	)
Portfolio turnover	346%	[3]

1 Date of commencement of operations; ratios have been annualized and total return has not been annualized.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
3 Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes

Financial highlights
Delaware Core Bond Fund Class R

Selected data for each share of the Fund outstanding throughout the period were as follows:

9/30/09[1] to 10/31/09
Net asset value, beginning of period	$10.310

Income from investment operations:
Net investment income	0.035
Net realized and unrealized gain on investments	0.059
Total from investment operations	0.094

Less dividends and distributions from:
Net investment income	(0.034)
Total dividends and distributions	(0.034)

Net asset value, end of period	$10.370

Total return[2]	0.90%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2
Ratio of expenses to average net assets	1.15%
Ratio of expenses to average net assets prior to fees
waived and expense paid indirectly	4.92%
Ratio of net investment income to average net assets	3.83%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	0.06%
Portfolio turnover	346% [3]

1 Date of commencement of operations; ratios have been annualized and total return has not been annualized.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.
3 Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes

Financial highlights
Delaware Core Bond Fund Institutional Class

Selected data for each share of the Fund outstanding throughout the period were as follows:

9/30/09[1] to 10/31/09
Net asset value, beginning of period	$10.310

Income from investment operations:
Net investment income	0.039
Net realized and unrealized gain on investments	0.060
Total from investment operations	0.099

Less dividends and distributions from:
Net investment income	(0.039)
Total dividends and distributions	(0.039)

Net asset value, end of period	$10.370

Total return[2]	0.96%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2
Ratio of expenses to average net assets	0.65%
Ratio of expenses to average net assets prior to fees
waived and expense paid indirectly	4.32%
Ratio of net investment income to average net assets	4.33%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	0.66%
Portfolio turnover	346% [3]

1 Date of commencement of operations; ratios have been annualized and total return has not been annualized.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
3 Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes

Notes to financial statements
Delaware Core Bond Fund	October 31, 2009

Delaware Group® Income Funds (Trust) is organized as a Delaware statutory trust and offers four Series: Delaware Core Bond Fund (formerly Delaware Pooled® Trust – The Intermediate Fixed Income Portfolio), Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund and Delaware High-Yield Opportunities Fund. These financial statements and the related notes pertain to Delaware Core Bond Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1%, if redeemed during the first twelve months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

Following the close of business on September 29, 2009, pursuant to a Plan of Reorganization (Reorganization), the Fund received all of the assets and liabilities of the Intermediate Fixed Income Portfolio series of the Delaware Pooled Trust (Portfolio). The shareholders of the Portfolio received Class A shares of the Fund with an aggregate net asset value equal to the aggregate net asset value of their shares in the Portfolio immediately prior to the Reorganization. The Reorganization was treated as a tax-free reorganization for federal income purposes and, accordingly, the basis of the assets of the Fund reflected the historical basis of the assets of the Portfolio as of the date of the Reorganization. For financial reporting purposes, the Portfolio’s operating history prior to the Reorganization is reflected in the Fund’s financial statements and financial highlights.

The investment objective of the Fund is to seek maximum long term total return, consistent with reasonable risk.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on foreign exchange are valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment companies are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices.

Notes to financial statements
Delaware Core Bond Fund

1. Significant Accounting Policies (continued)

Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Financial futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing)

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2006 – October 31, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting — Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At October 31, 2009, the Fund held no investments in repurchase agreements.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended October 31, 2009.

On July 1, 2009, the Financial Accounting Standards Board (FASB) issued the FASB Accounting Standards Codification (Codification). The Codification became the single source of authoritative nongovernmental U.S. GAAP, superseding existing literature of the FASB, American Institute of Certified Public Accountants, Emerging Issues Task Force and other sources. The Codification is effective for interim and annual periods ending after September 15, 2009. The Fund adopted the Codification for the year ended October 31, 2009. There was no impact to financial statements as the Codification requirements are disclosure-only in nature.

Management has evaluated whether any events or transactions occurred subsequent to October 31, 2009 through December 22, 2009, the date of issuance of the Fund’s financial statements, and determined that there were no material events or transactions other than those already disclosed that would require recognition or disclosure in the Fund’s financial statements.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, beginning September 30, 2009, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.50% on the first $500 million of average daily net assets of the Fund, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion. Prior to September 30, 2009, the Fund paid DMC and the investment manager 0.40% of average daily net assets of the Fund.

Notes to financial statements
Delaware Core Bond Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

Effective August 26, 2009, DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure the annual operating expenses, (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)), do not exceed 0.65% of average daily net assets of the Fund through November 30, 2010. Prior to August 26, 2009, DMC had voluntarily agreed to waive its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses did not exceed 0.43% of average daily net assets. For purposes of these waiver and reimbursement, nonroutine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Fund’s Board and DMC. This expense waiver and reimbursement applies only to expenses paid directly by the Fund.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended October 31, 2009, the Fund was charged $347 for these services.

DSC also provides dividend disbursing and transfer agency services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares and 0.60% of the average daily net assets of the Class R shares. Institutional Class shares pay no distribution and service expenses. Class C, Class R and Institutional Class were first available on September 30, 2009. DDLP has contracted to waive distribution and service fees of Class A and Class R shares from exceeding 0.25% and 0.50%, respectively, of average daily net assets through November 30, 2010.

At October 31, 2009, the Fund had receivables due from or liabilities payable to affiliates as follows:

Dividend disbursing, transfer agent and fund accounting
oversight fees and other expenses payable to DSC	$(706)
Other expenses payable to DMC and affiliates*	(2,143)
Receivables from DMC under expense limitation agreement	15,425

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended October 31, 2009, the Fund was charged $601 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended October 31, 2009, the Fund made purchases of $12,547,547 and sales of $14,623,714 of investment securities other than U.S. government securities and short-term investments. For the year ended October 31, 2009, the Fund made purchases of $9,697,700 and sales of $9,130,164 of long-term U.S. government securities.

At October 31, 2009, the cost of investments for federal income tax purposes was $7,761,496. At October 31, 2009, the net unrealized appreciation was $102,652, of which $200,683 related to unrealized appreciation of investments and $98,031 related to unrealized depreciation of investments.

Effective November 1, 2008, the Fund adopted the provisions, as amended to date, of Accounting Standards Codification 820 (ASC 820), Fair Value Measurements and Disclosures. ASC 820 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. ASC 820 also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets

Level 2 – inputs are observable, directly or indirectly

Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

Notes to financial statements
Delaware Core Bond Fund

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by the ASC 820 fair value hierarchy levels as of October 31, 2009:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed &
Mortgage-Backed Securities	$—	$2,443,668	$37,000	$2,480,668
Corporate Debt	—	2,061,811	—	2,061,811
Foreign Debt	—	149,445	—	149,445
Municipal Bond		50,712	—	50,712
U.S. Treasury Obligations	1,348,354	—	—	1,348,354
Short-Term	—	1,728,003	—	1,728,003
Other	—	45,155	—	45,155
Total	$1,348,354	$6,478,794	$37,000	$7,864,148

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Agency, Asset-Backed &	Securities
	Mortgage-Backed	Lending
	Securities	Collateral	Total
Balance as of 10/31/08	$108,418	$841	$109,259
Net purchases, sales and settlements	(50,090)	—	(50,090)
Net realized loss	(52,943)	(15,574)	(68,517)
Net transfers in and/or out of Level 3	257	—	257
Net change in unrealized
appreciation/depreciation	31,358	14,733	46,091
Balance as of 10/31/09	$37,000	$—	$37,000

Net change in unrealized
appreciation/depreciation from
investments still held as of 10/31/09	$(8,000)	$—	$(8,000)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended October 31, 2009 and 2008 was as follows:

	Year Ended
	10/31/09	10/31/08
Ordinary income	$337,284	$393,379

5. Components of Net Assets on a Tax Basis

As of October 31, 2009, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$6,643,920
Undistributed ordinary income	14,295
Distributions payable	(5,129)
Capital loss carryforwards	(393,084)
Unrealized appreciation of investments	102,652
Other temporary differences	(10,181)
Net assets	$6,352,473

The differences between book basis and tax basis components of the net assets are primarily attributable to tax deferral of losses on wash sales, straddles and tax treatment of market discount and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of CDS contracts, market discount and premium on certain debt instruments and paydowns of mortgage- and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended October 31, 2009, the Fund recorded the following reclassifications:

Undistributed net investment income	$19,612
Accumulated net realized gain	(19,612)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $19,698 was utilized in 2009. Capital loss carryforwards remaining at October 31, 2009 will expire as follows: $120,154 expires in 2014, and $272,930 expires in 2015.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	10/31/09	10/31/08
Shares sold:
Class A	16,224	14,472
Class C	196	—
Class R	196	—
Institutional Class	196	—

Notes to financial statements
Delaware Core Bond Fund

6. Capital Shares (continued)

Shares issued upon reinvestment of dividends and distributions:
Class A	30,960	35,282
Class C	—	—
Class R	1	—
Institutional Class	1	—
	47,774	49,754
Shares repurchased:
Class A	(169,379)	(710,797)
Net decrease	(121,605)	(661,043)

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit with The Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. The agreement expired on November 18, 2008.

Effective November 18, 2008, the Fund, along with the other Participants, entered into an amendment to the agreement with BNY Mellon for a $35,000,000 revolving line of credit. The agreement, as amended, is to be used as described above and operates in substantially the same manner as the original agreement. The agreement, as amended, expires on November 16, 2010. The Fund had no amounts outstanding as of October 31, 2009, or at any time during the year then ended.

8. Derivatives

The Fund applies the provisions, as amended to date, of Accounting Standard Codification 815 (ASC 815), Derivatives and Hedging Activities. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts

The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in financial futures contracts to attempt to neutralize the effects of any price declines, without selling a bond or bonds, or as a hedge against changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees against default. No financial futures contracts were outstanding at October 31, 2009.

Written Options

During the year ended October 31, 2009, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty credit risk.

Transactions in options during the year ended October 31, 2009 for the Fund were as follows:

	Number of	Premiums
	contracts
Options outstanding at October 31, 2008	54	$36,640
Options terminated in closing purchase transactions	(54)	(36,640)
Options outstanding at October 31, 2009	-	$-

Notes to financial statements
Delaware Core Bond Fund

8. Derivatives (continued)

Swap Contracts

The Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the period ended October 31, 2009, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment, such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. For the year ended October 31, 2009, the Fund did not enter into any CDS contracts as a seller of protection. No CDS contracts were outstanding at October 31, 2009.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

9. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend it’s securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the Mellon GSL DBT II Collateral Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may invest in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Collective Trust seeks to maintain a net asset value

Notes to financial statements
Delaware Core Bond Fund

9. Securities Lending (continued)

per unit of $1.00, but there can be no assurance that it will always be able to do so. At October 31, 2009, the Collective Trust held only cash and assets with a maturity of one business day or less (Cash/ Overnight Assets). The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. In October 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower. The Fund had no securities out on loan as of October 31, 2009.

10. Credit and Market Risk

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages or consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the statement of net assets.

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Sale of Delaware Investments to Macquarie Group

On August 18, 2009, Lincoln National Corporation (parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, DDLP and DSC, will be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). Upon completion of the Transaction, DMC, DDLP and DSC will be wholly owned subsidiaries of Macquarie.

The Transaction will result in a change of control of DMC which, in turn, will cause the termination of the investment advisory agreement between DMC and the Fund. As a result, a Special Meeting of Shareholders (Meeting) of the Fund has been scheduled for the purpose of asking shareholders to approve a new investment advisory agreement between DMC and the Fund (New Agreement). If approved by shareholders, the New Agreement will take effect upon the closing of the Transaction, which is currently anticipated to occur on or about December 31, 2009. Shareholders of the Fund will receive proxy materials including more detailed information about the Meeting, the Transaction and the proposed New Agreement.

Notes to financial statements
Delaware Core Bond Fund

13. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended October 31, 2009, the Fund designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gains	Income	Total	(C)
Distributions	Distribution*	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]
—	100%	100%	2%

(A) and (B) are based on a percentage of the Fund’s total distributions.

(C) is based on a percentage of the Fund’s ordinary income distributions.

1 Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended October 31, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $5,930 to be taxed at maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2009 Form 1099-DIV.

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Delaware Group® Income Funds – Delaware Core Bond Fund

We have audited the accompanying statement of net assets of Delaware Core Bond Fund (one of the series constituting the Delaware Group Income Funds) (the “Fund”) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Core Bond Fund of Delaware Group Income Funds at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
December 22, 2009

Other Fund information
(Unaudited)
Delaware Core Bond Fund

Board Consideration of Delaware Core Bond Fund Investment Advisory Agreement

At a meeting held on May 19-21, 2009 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the Investment Advisory Agreement for the Delaware Core Bond Fund (the “Fund”). In making its decision, the Board considered information furnished specifically in connection with the approval of the Investment Advisory Agreement with Delaware Management Company (“DMC”), which included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services to be provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. Reference was made to information furnished at regular quarterly Board meetings, including reports detailing Delaware Investments fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. In addition, in connection with the Annual Meeting, reports were provided in February 2009 and included independent historical and comparative reports prepared by Lipper Inc. (“Lipper”), an independent statistical compilation organization. The Lipper reports compared Delaware Investments fund investment performance and expenses with those of other comparable mutual funds. The independent Trustees reviewed and discussed the Lipper reports with counsel to the independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; and any constraints or limitations on the availability of securities in certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the independent Trustees received assistance and advice from and met separately with counsel to the independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board considered the services to be provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board noted that reports will be furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Delaware Investments fund matters. The Board also considered the transfer agent and shareholder services provided to Delaware Investments fund shareholders by DMC’s affiliate, Delaware Service Company, Inc. (“DSC”), noting DSC’s high level of service. The Board noted that Management finished upgrading investment accounting functions through outsourcing to improve the quality and lower the cost of delivering investment accounting services to the Delaware Investments® funds. The Board once again noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

INVESTMENT PERFORMANCE. The Board considered the investment performance of the Delaware Investments funds and DMC.

COMPARATIVE EXPENSES. The Board considered management fee and total expense comparison data for the Fund and other comparable funds presented in the Board materials. Management provided the Board with information on pricing levels and fee structures for the Fund. The Board focused on the comparative analysis of the effective management fees and total expense ratios of the Fund versus the effective management fees and expense ratios of a group of similar funds (the “Expense Group”). The Board was satisfied with the proposed management fee and total expenses of the Fund in comparison to other similar bond funds.

MANAGEMENT PROFITABILITY. The Board considered the level of profits to be realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the pro forma expense statement for the Fund included in the Board materials which reflected varying projected levels of expense reimbursement at varying asset levels. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from Delaware Investments fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of Delaware Investments fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

ECONOMIES OF SCALE. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees considered the standardized advisory fee pricing and structure, approved by the Board and shareholders. The Board noted that the fee under the Fund’s proposed management contract fell within the standard structure for bond funds. Management believed, and the Board agreed, that the Fund was priced with a relatively low management fee to reflect potential economies of scale at all asset levels.

Other Fund information
(Unaudited)
Delaware Core Bond Fund

Fund management

Paul Grillo, CFA
Senior Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy
Paul Grillo is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He joined Delaware Investments in 1992 as a mortgage-backed and asset-backed securities analyst, assuming portfolio management responsibilities in the mid-1990s. Grillo serves as co-lead portfolio manager for the firm’s Diversified Income products and has been influential in the growth and distribution of the firm’s multisector strategies. Prior to joining Delaware Investments, Grillo served as a mortgage strategist and trader at Dreyfus Corporation. He also worked as a mortgage strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. Grillo holds a bachelor’s degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University.

Roger A. Early, CPA, CFA, CFP
Senior Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy
Roger A. Early rejoined Delaware Investments in March 2007 as a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and served as the chief investment officer for fixed income at Turner Investments. Prior to joining Delaware Investments in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

Thomas H. Chow, CFA
Senior Vice President, Senior Portfolio Manager
Thomas H. Chow is a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation in investment grade credit exposures. He is the lead portfolio manager for Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund, as well as several institutional mandates. His experience includes significant exposure to asset liability management strategies and credit risk opportunities. Prior to joining Delaware Investments in 2001 as a portfolio manager working on the Lincoln General Account, he was a trader of high grade and high yield securities, and was involved in the portfolio management of collateralized bond obligations (CBOs) and insurance portfolios at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Chow received a bachelor’s degree in business analysis from Indiana University, and he is a Fellow of Life Management Institute.

It is currently anticipated that Lincoln National Corporation will complete its sale of Delaware Management Holdings, Inc. and its subsidiaries (also known by the marketing name of Delaware Investments) to Macquarie Group on or about December 31, 2009. Please see your Fund’s prospectus and any supplements thereto for more complete information.

Investments in Delaware Core Bond Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	80	Director
various executive capacities		Kaydon Corp.
at different times at
Delaware Investments.[2]

Private Investor	80	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
		(April 2007–Present)
Investment Manager
Morgan Stanley & Co.
(January 1984–March 2004)

President	80	Director
Franklin & Marshall College		Community Health Systems
(June 2002–Present)

Executive Vice President
University of Pennsylvania
(April 1995–June 2002)

Founder and	80	None
Managing Director
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	80	None
Assurant, Inc. (Insurance)
(2002–2004)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Thomas F. Madison	Trustee	Since May 1997[3]
2005 Market Street
Philadelphia, PA 19103
February 1936

3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Consultant	80	None
ARL Associates
(Financial Planning)
(1983–Present)

President and	80	Director and Chair of
Chief Executive Officer		Compensation Committee,
MLM Partners, Inc.		Governance Committee
(Small Business Investing		Member
and Consulting)		CenterPoint Energy
(January 1993–Present)
Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member
Rimage Corporation

Director and Chair of
Compensation Committee
Spanlink Communications

Lead Director and Member of
Compensation and
Governance Committees
Valmont Industries, Inc.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 25, 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Vice President and Treasurer	80	None
(January 2006–Present)
Vice President — Mergers & Acquisitions
(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation

Founder	80	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)

Founder
Sutton Asset Management
(Hedge Fund)
(September 1996–Present)

David F. Connor has served as	80	None[4]
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	80	None[4]
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	80	None[4]
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	80	None[4]
various executive capacities
at different times at
Delaware Investments.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

Board of trustees

Patrick P. Coyne	Anthony D. Knerr	Ann R. Leven	Janet L. Yeomans
Chairman, President, and Chief Executive Officer Delaware Investments® Family of Funds Philadelphia, PA	Founder and Managing Director Anthony Knerr & Associates New York, NY	Consultant ARL Associates New York, NY	Vice President and Treasurer 3M Corporation St. Paul, MN

Thomas L. Bennett Private Investor Rosemont, PA John A. Fry President Franklin & Marshall College Lancaster, PA	Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. Philadelphia, PA	Thomas F. Madison President and Chief Executive Officer MLM Partners, Inc. Minneapolis, MN	J. Richard Zecher Founder Investor Analytics Scottsdale, AZ

Affiliated officers

David F. Connor Vice President, Deputy General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	David P. O’Connor Senior Vice President, General Counsel, and Chief Legal Officer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware Core Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Core Bond Fund and the Delaware Investments Fund profile for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com.

The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s Web site at www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at www.delawareinvestments.com; and (ii) on the Commission’s Web site at www.sec.gov.

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett 1
     John A. Fry
     Thomas F. Madison
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $14,338 for the fiscal year ended October 31, 2009.

_______________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $9,600 for the fiscal year ended October 31, 2008.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2009.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2009.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2008.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2008.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $1,750 for the fiscal year ended October 31, 2009. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2009.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $1,750 for the fiscal year ended October 31, 2008. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2008.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2009.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2009.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2008.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2008.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.) U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $201,464 and $255,752 for the registrant’s fiscal years ended October 31, 2009 and October 31, 2008, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: Delaware Group® Income Funds

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	January 11, 2010

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	January 11, 2010

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	January 11, 2010